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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 28, 2005

                       Allegheny Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                  (State or Other Jurisdiction of Incorporation

              1-12001                                   25-1792394
      ------------------------                --------------------------------
      (Commission File Number)                (IRS Employer Identification No.)

1000 PPG Place, Pittsburgh, Pennsylvania                  15222-5479
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (412) 394-2800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective January 28, 2005, the Personnel and Compensation Committee of the Company's Board of Directors, pursuant to authority delegated by the full Board of Directors, authorized a cash payment, in accordance with the previously filed Annual Incentive Plan for 2004, to each of the named executive officers after a number of key financial and other targets were substantially exceeded. In addition, after reviewing the 2004 performance of L. Patrick Hassey, President and Chief Executive Officer of the Company, and the named executive officers, which included the Company substantially exceeding the business plan goals for 2004, the Company achieving an improvement in earnings in 2004 (compared to 2003) in excess of $300 million, and the Company successfully completing the acquisition and integration of the J&L Specialty LLC stainless steel assets and the negotiation of a new progressive labor agreement for ATI Allegheny Ludlum during 2004, as well as the implementation of a number of operating goals deemed critical to the Company, effective January 28, 2005, the Committee also authorized additional discretionary cash payments to each of the Company's named officers in the following amounts:

     L. Patrick Hassey, Chairman, President and Chief Executive Officer                 $ 943,280
     Richard J. Harshman, Executive Vice President and Chief Financial Officer          $ 164,336
     Douglas A. Kittenbrink, Executive Vice President, ATI Business Systems
              and Group President, Engineered Products Segment                          $ 164,336
     Jack W. Shilling, Executive Vice President, Corporate Development
              and Chief Technical Officer                                               $ 164,336
     Jon D. Walton, Executive Vice President, Human Resources, Chief Legal
              and Compliance Officer, General  Counsel, and Corporate Secretary         $ 164,336

Other payments under the Annual Incentive Plan for 2004 were also approved, including discretionary bonus payments for certain other participants in the Plan.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         (a) On January 31, 2005, Allegheny Technologies Incorporated issued a press release with respect to its fourth quarter 2004 and full-year 2004 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Current Report on Form 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             Exhibit 99.1 Press release dated January 31, 2005


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLEGHENY TECHNOLOGIES INCORPORATED


                                  By: /s/ Jon D. Walton
                                      ------------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer


Dated:  January 31, 2005


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                                  EXHIBIT INDEX



Exhibit 99.1  Press Release dated January 31, 2005 (filed herewith).